UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2024 (June 20, 2024)

UAS Drone Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55504	47-3052410
(Commission File Number)	(IRS Employer Identification No.)

10 HaRimon Street, Mevo Carmel Science and Industrial Park, Israel	2069203
(Address of Principal Executive Offices)	(Zip Code)

011-972-4-8124101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2024, UAS Drone Corp. (the “Company”) entered into a warrant amendment agreement (the “Warrant Amendment Agreement”), with certain existing warrant holders (the “Holders”) of certain common stock purchase warrants, issued by the Company to such Holders in connection with certain securities purchase agreement, dated as of May 11, 2021, by and between the Company and each such Holder. Such warrants were previously amended by certain warrant amendment agreements, dated as of November 5, 2022 and as of November 1, 2023. According to the Warrant Amendment Agreement the Company and Holders agreed to (i) extend the warrant exercise term to May 11, 2026; (ii) amend the warrant exercise price and increase it from $0.40 per share to $0.65 per share; and (iii) include a beneficial ownership blocker that limits the exercise of such warrants if such exercise would result in the holder beneficially owning in excess of 19.99% of the number of shares of the Company’s common stock immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the warrant.

The foregoing summary of the Warrant Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Amendment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference to this Current Report on Form 8-K (the “Report”).

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 and Exhibit 10.1 to this Report are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Warrant Amendment Agreement, dated June 20, 2024, between UAS Drone Corp. and certain warrant holders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UAS DRONE CORP.

Dated: June 24, 2024	By:	/s/ Yossef Balucka
		Name:	Yossef Balucka
		Title:	Chief Executive Officer

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